Share Listing Expense	12 Months Ended
Dec. 31, 2022
Share Listing Expense [Abstract]
Share Listing Expense

Note 9 — Share Listing Expense

As described in Note 4, the Company issued 13,185,138 shares with a fair value of €126.7 million to former FLAC shareholders, comprised of the fair value of Ordinary Shares that were issued to former FLAC shareholders of €9.61 per share (translated at the per share price of $9.87 at the Closing Date of FLAC shares). In exchange, the Company received the identifiable net assets held by FLAC, which had a fair value of €66.1 million upon the Closing Date. The excess of the fair value of the equity instruments issued over the fair value of the identified net assets contributed, represents a non-cash expense in accordance with IFRS 2. This one-time expense as a result of the Merger, in the amount of €60.6 million, is recognized as share listing expense presented as part of the financial result within the Consolidated Statement of Profit or Loss and Comprehensive Loss.